                                                                   EXHIBIT 10.01

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE "GEORGIA CODE"), AND APPROPRIATE EXEMPTIONS FROM
REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS.   THE
SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION SATISFACTORY TO THE ISSUER OF COMPLIANCE WITH THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS.



                                    WARRANT

                       For the Purchase of Common Stock

                                      of

                           LAW COMPANIES GROUP, INC.

                             Expires: May 6, 2009


     THIS CERTIFIES THAT, for value received, Virgil R. Williams and James M. Williams (jointly and severally, "Holder") is entitled to purchase from LAW COMPANIES GROUP, INC., a Georgia corporation (the "Company"), at a price determined in accordance with Section 2 of this Warrant, up to 963,398.23 shares of Common Stock of the Company (the "Common Stock"), subject to and in accordance with the terms and provisions of this Warrant. This Warrant is issued under and is subject to (i) the Securities Purchase Agreement dated as of March 21, 1997, by and between the Company and Holder (the "Securities Purchase Agreement"), (ii) the Restated Articles of Incorporation of the Company (the "Restated Articles"), (iii) the Restated Bylaws of the Company (the "Restated Bylaws"), and (iv) the Preferred Shareholder Agreement dated as of May 6, 1997 by and between Company and Holder (the "Preferred Shareholder Agreement"). This Warrant is a "Correlating Warrant" (as such is defined in the Restated Articles) and this Warrant and the shares of Common Stock purchasable hereunder correlate (share for share) to certain shares of Preferred Stock of the Company as set forth in the register kept by the Company pursuant to Section 14 of this Warrant.

          1.   TERM.  This Warrant is exercisable, in whole or in part, at any
               ----
time and from time to time from and after the date hereof (the "Issuance Date") and prior to the Expiration Date (as defined herein). This Warrant shall expire and be of no further force and effect upon the earlier to occur of (i) the time when it has been exercised with respect to all shares of Common Stock which the Holder is or may become entitled to purchase hereunder, (ii) the time when shares of Preferred Stock issued pursuant to the Securities Purchase Agreement have been converted into the maximum number of shares of Common Stock into which such shares of Preferred Stock may be converted; or (iii) May 6, 2009 (the "Expiration Date").

          2.   EXERCISE PRICE. Subject to the adjustments set forth herein, this
               --------------
Warrant is exercisable at a price per share of Common Stock (the "Exercise Price") determined as follows:

          (a) If the Exercise Date (as defined below) is on or before June 30, 1998, the Exercise Price will be an amount per share equal to $10,000,000 divided by the number of shares of Preferred Stock
                           ----------
               purchased by Holder under the Securities Purchase Agreement (the "Original Issue Price").

          (b) If the Exercise Date is after June 30, 1998 and on or before December 31, 2000:

               (i) if the Company meets or exceeds the cumulative Benchmarks (as defined in the Restated Bylaws) for the period commencing on the first day of the fiscal quarter immediately following the fiscal quarter in which the Issuance Date occurs and ending on the last day of the fiscal quarter immediately preceding the Exercise Date (the "Relevant Period"), the Exercise Price will be equal to the Original Issue Price; or

               (ii) if the Company meets 60% or less of the cumulative Benchmarks for the Relevant Period, the Exercise Price will be $.01; or

               (iii) if the Company meets more than 60% but less than 100% of the cumulative Benchmarks for the Relevant Period, the Exercise Price will be prorated on a straight-line basis between $.01 and the Original Issue Price accordingly. (For example, assuming the Original Issue Price is equal to $10.45, then if the Company meets 90% of the Cumulative Benchmarks for the Relevant Period, the Exercise Price would be (90 - 60) / (100 - 60) X ($10.45 - $.01) =
                      $7.84).

          (c) If the Exercise Date is after December 31, 2000, the Exercise Price shall be determined as set forth in Section 2 (b), except that the Relevant Period shall be the period commencing on the first day of the fiscal quarter immediately following the fiscal quarter in which the Issuance Date occurs and ending on December 31, 2000.

          3.   EXERCISE OF WARRANT.  The purchase rights represented by this
               -------------------
Warrant may be exercised by the Holder as provided in Section 1 in whole or in part by delivery of all of the following to the Board of Directors of the Company at the Company's principal office in Atlanta, Georgia: (a) this Warrant,
(b) a written notice stating that the Holder intends to purchase all or a specified number of shares of Common Stock pursuant to this Warrant and specifying the name or names in which the Holder wishes the certificate or certificates for the shares of Common Stock to be issued, and (c) payment of the Exercise Price for the shares then purchased. The date upon which this Warrant is surrendered and payment of the Exercise Price for the Shares in accordance herewith is made, shall be referred to herein as the "Exercise Date." Payment shall be made, at the option of the Holder, by cashier's check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company for such purpose. If the number of shares of Common Stock then purchased is less than the total number of shares of Common Stock then issuable upon exercise of this Warrant, the Company shall cancel this Warrant upon surrender and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares issuable upon the exercise of this Warrant (provided, that if only a fractional share remains unexercised, the Company shall make a cash payment therefor in lieu of issuing a new Warrant).
As promptly as practicable after the Exercise Date, the Company shall issue and deliver to the Holder, at such address as designated by Holder, a certificate or certificates for the applicable number of shares of Common Stock. Certificates representing shares of Common Stock purchased pursuant to this Warrant shall bear restrictive legends substantially similar to those at the head of this Warrant, a legend referencing any transfer restrictions set forth in the Restated Articles, and any other legend required pursuant to any federal, state, local or foreign law governing the Common Stock.

     The Company promptly shall give notice to the owner of the shares of Preferred Stock to which this Warrant and the shares of Common Stock purchasable hereunder correlate (as shown in the register kept by the Company pursuant to Section 12 herein), (i) that the Holder has exercised its rights hereunder to purchase Common Stock of the Company, (ii) the number of shares of Common Stock purchased by Holder pursuant to that exercise to which the shares of Preferred Stock correlate, and (iii) that such exercise constitutes a "Preferred Vote Expiration" (as defined in the Restated Articles).

          4.   VOTING.  This Warrant shall not entitle the Holder to any voting
               ------
rights or other rights as a holder of Common Stock of the Company, and no dividend or interest shall be payable or accrue in respect of this Warrant or the interest represented by or the shares purchasable under this Warrant until and unless, and except to the extent that, this Warrant shall be exercised in accordance with the terms hereof. Upon the exercise of this Warrant, the shares of Common Stock issued upon such exercise shall be subject to the restrictions set forth in the Preferred Shareholder Agreement, and otherwise be subject to the provisions of the Restated Articles and the Restated Bylaws.

          5.   RESERVATION OF SHARES; VALIDITY OF ISSUANCE.  The Company
               -------------------------------------------
covenants and agrees that it shall reserve for issuance upon the exercise of this Warrant and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock for which this Warrant shall from time to time be exercisable. The Company represents and warrants that all shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and be free from all liens and charges in respect of their issuance, with all taxes payable by the Company with respect to such issuance fully paid by the Company.

          6.   MERGER, CONSOLIDATION OR SALE OF ASSETS.  In the event of any
               ---------------------------------------
capital reorganization or any consolidation or merger of the Company with or into another person (each, a "Reorganization"), the Holder shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company then purchasable and receivable upon the exercise of the rights represented by this Warrant, the kind and number of shares of stock, securities or other property (including cash) of the Company, or other corporation resulting from such Reorganization, to which the holder of the number of outstanding shares of such Common Stock equal to the number of shares of such stock then purchasable and receivable upon the exercise of the rights represented by this Warrant immediately prior to such Reorganization would have been entitled to receive with respect to such Reorganization, and in any such case appropriate provision shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions herein set forth shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities or property thereafter deliverable upon the exercise of this Warrant. The provisions of this Section 6 shall similarly apply to successive Reorganizations.

          7.   ADJUSTMENTS FOR STOCK SPLITS AND COMBINATIONS.  If  presently
               ---------------------------------------------
outstanding shares of Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible or exchangeable into shares of Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid in respect to the Common Stock (but in all cases excluding any such events if material value is paid to the Corporation in connection therewith), (a) the number of shares of Common Stock which may be acquired by the Holder upon the exercise of this Warrant shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (b) the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such subdivision or dividend by a fraction, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately before such subdivision or dividend, and the denominator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately after giving effect to such subdivision or dividend. Conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock which may be acquired by the Holder upon the exercise of this Warrant shall, simultaneously with the effectiveness of such combination, be proportionately reduced, and the Exercise Price shall be adjusted in accordance herewith.

          8.   ISSUANCE OF ADDITIONAL SHARES.  If the Company shall issue Common
               -----------------------------
Stock at a price per share less than the Exercise Price per share of Common Stock on the date of such issuance (the "Determination Date"), if Holder does not exercise any preemptive rights to acquire stock in connection with such issuance, then and in each such case, the Exercise Price shall be adjusted to a price determined by dividing the sum of (a) the number of shares of Common Stock outstanding immediately prior to the Determination Date multiplied by the Exercise Price immediately prior to the Determination Date, plus (b) the aggregate consideration, if any, received by the Company upon such issuance of additional shares on the Determination Date, by the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Determination Date, plus (y) the number of additional shares of Common Stock issued on the Determination Date. The number of shares of Common Stock into which this Warrant is exercisable at the opening of business on the next day following the Determination Date shall also be adjusted to equal the number of shares into which this Warrant is exercisable immediately prior to the Determination Date multiplied by a fraction, the denominator of which is the Exercise Price after giving effect to the adjustment in this Section 8, and the numerator of which is the Exercise Price in effect immediately prior to the Determination Date.

          9.   ISSUANCE OF CONVERTIBLE SECURITIES.  If the Company shall issue,
               ----------------------------------
sell, distribute or otherwise grant any rights to subscribe for, or to purchase, or any warrants or options (other than options issued to employees) for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (collectively, "Convertible Securities"), whether or not such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Convertible Securities (determined by dividing the total amount, if any, received or receivable by the Company as consideration for such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Convertible Securities or the exchange therefore, by the maximum aggregate number of shares of Common Stock issuable upon the exercise of such Convertible Securities) shall be less than the Exercise Price per share of Common Stock in effect immediately prior to the time of the granting or issuance of such Convertible Securities, then the aggregate number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price of this Warrant shall both be adjusted in accordance with Section 8 hereof as though such shares of Common Stock for which such Convertible Securities are convertible or exchangeable were actually issued at the aforementioned price on the date of the issuance of such Convertible Securities; provided however, that upon the expiration of such Convertible Securities without exercise, conversion, or exchange, the Exercise Price and the number of common shares issuable upon the exercise of this Warrant shall both be readjusted as though such Convertible Securities had not been issued.

          10.  NO ADJUSTMENT FOR CERTAIN ISSUANCES AND CERTAIN RESTRICTIONS UPON
               -----------------------------------------------------------------
VOTING.
------

          (a) Notwithstanding anything in this Warrant to the contrary, no adjustment to the Exercise Price or to the number of shares of Common Stock into which this Warrant is exercisable shall be made for shares of Common Stock, or Convertible Securities convertible or exchangeable into shares of Common Stock, issued or paid to Holder.

          (b) The shares issued pursuant to this Warrant shall be subject to the restrictions upon voting in certain instances as set forth in
               Section 1(d) of the Preferred Shareholder Agreement. The holder of such shares shall acknowledge such restrictions in such form as the Company shall reasonably request.

          11.  NOTICE OF CERTAIN EVENTS.  In case at any time:
               ------------------------

               (i) the Company shall declare or pay any dividend or make any distribution to the holders of its Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of the above cases, the Company shall give written notice delivered personally, or by registered or certified mail (including by overnight courier or express mail), postage or fees prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in said dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given not less than 30 days prior to the record date or the date on which the transfer books of the Company are closed in respect to such record date in the case of an action specified in clause (i) and at least 30 days prior to the action in question in the case of an action specified in clauses (ii) or (iii). Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to Holder upon actual receipt by such party or the office of Holder. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to Holder at the close of business on the fourth business day after the day it is so placed in the mail or, if earlier, at the time of actual receipt.

          12.  NO IMPAIRMENT.  The Company will not, by amendment of its
               -------------
Restated Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Warrant, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

          13.  STOCK CERTIFICATES.  The issue of stock certificates upon the
               ------------------
exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such stock (other than (i) income taxes and (ii) transfer taxes resulting from issuance of stock certificates to a person other than the Holder). The Holder shall for all purposes be deemed to have become the holder of record of the shares issued upon exercise of this Warrant on the Exercise Date, irrespective of the date of delivery of the certificate for such shares, except that, if the Exercise Date is a date the Company is closed for business, the Holder shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the Company is open for business.

          14.  REGISTRATION OF CORRELATING WARRANTS AND RELATED SECURITIES. The
               -----------------------------------------------------------
Company shall keep at its principal executive office, a register in which it shall provide for the registration of (i) the Correlating Warrants and the number of shares of Common Stock purchasable pursuant thereto, and (ii) the Preferred Shares to which the Correlating Warrants and the shares of Common Stock purchasable pursuant thereto correlate (share for share). Upon the exercise of all or part of the Correlating Warrants or any transfer of the Correlating Warrants in accordance with the terms of the Correlating Warrants and the Restated Articles, the Company, in addition to its other obligations under this Warrant, shall make the appropriate record of such exercise or transfer so that at any time, the outstanding Correlating Warrants (and the number of shares of Common Stock purchasable pursuant thereto) and the shares of Preferred Stock to which the Correlating Warrants correlate may be properly accounted for in determining the voting rights of all stockholders of the Company.

          15.  CANCELLATION OF CORRELATING WARRANTS.  Notwithstanding any other
               ------------------------------------
provision of this Warrant, upon the conversion of one or more shares of Preferred Stock into Common Stock, as provided in Section VI, J of the Restated Articles, each Correlating Warrant for each such converted share of Preferred Stock shall be canceled and shall be of no further force or effect.

          16.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  Upon receipt of
               --------------------------------------------
evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in case of loss, theft or destruction, upon the agreement of the Holder to indemnify the Company, or in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed which shall correlate to the Preferred Stock.
Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          17.  TRANSFERABILITY.  This Warrant shall be transferable, in whole or
               ---------------
in part. Upon any transfer of this Warrant, in whole or in part, Holder shall promptly deliver this Warrant to the Company along with written notice of such transfer and the name and address of such transferee. The Company shall make the appropriate record of such transfer on the register kept by the Company pursuant to Section 14 hereof and shall issue and deliver to transferee a new warrant of like tenor in the name of transferee. If such transfer is for a only portion of this Warrant, the Company shall issue and deliver to Holder a new Warrant of like tenor for the balance of the shares retained by Holder. Any attempted transfer of this Warrant by Holder without compliance with this Section 17 shall be null and void and of no force and effect.

          18.  GOVERNING LAW.  This Warrant shall be construed in accordance
               -------------
with and governed by the laws of the State of Georgia without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the 6th day of May, 1997.

                                   LAW COMPANIES GROUP, INC.


                                   By: /s/ Bruce C. Coles
                                       --------------------------
                                       Bruce C. Coles
                                       Chairman, CEO and President
Accepted and Agreed:

Holder:


/s/ Virgil R. Williams
----------------------
Virgil R. Williams


/s/ James M. Williams
---------------------
James M. Williams